FINANCIAL INSTRUMENTS (Tables)	6 Months Ended
Jun. 30, 2023
Financial instruments
Reconciliation of fair value measurements that are categorized within Level 3 of fair value hierarchy

	Financial instruments
			Call (put)
			option to
	Liability for	Liability to	non-controlling
	share options	underwriters	interests, net	Total
Balance as of January 1, 2023	(7,164)	(1,131)	245	(8,050)
Remeasurement recognized in:
Profit (loss)	1,848	(15)	(488)	1,345
Other comprehensive income (loss)	(17)	23	2	8
Exercise of Share Options into shares	5,333	—	—	5,333
Payment	—	1,123	—	1,123

As of June 30, 2023	—	—	(241)	(241)

Presented in balance sheet:
Put option for non-controlling interests, net	—	—	(241)	(241)

Sensitivity analysis of reasonably possible change in underlying asset value

Increase/decrease in	Effect on
underlying asset value	Fair value, net
+5%	460
-5%	(455)